UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/18

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Appreciation Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Appreciation Fund, Inc.’s Investor shares produced a total return of 0.96%, its Class I shares returned 1.08%, and its Class Y shares returned 1.12%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 2.65% for the same period.2

U.S. stocks posted mild gains during the reporting period amid sustained economic growth, rising interest rates, and intensifying trade tensions. The fund underperformed its benchmark, largely due to overweighted exposure to the consumer staples sector and stock selection shortfalls in the health care and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Stocks Fluctuated Amid Uncertainty

After a volatile first quarter that saw the Index experience one of its fastest 10% corrections on record, U.S. stocks recovered over the second quarter to close the first half of 2018 on a mildly positive note. The market advanced even as trade conflicts heated up, the Federal Reserve Board increased the pace of monetary tightening, and political risks resurfaced in the Eurozone. Market leadership rotated as the reporting period progressed, but the consumer discretionary and information technology sectors ranked as the Index’s strongest sectors for the reporting period overall. The energy sector also outperformed market averages, aided by a rally in crude oil prices. The consumer staples and telecommunication services sectors were the weakest sectors and, along with the industrials, financials, and materials sectors, posted losses.

Fund Strategies Produced Mixed Results

The fund registered a modest gain for the reporting period, but it lagged the Index. The primary factor detracting from relative performance was overweighted representation in the consumer staples sector, particularly in the weak tobacco and beverages industries. Another impediment was our security selections in the health care sector, which focused on global pharmaceutical companies rather than health care equipment producers. Relative performance also was constrained by underweighted exposure to Internet retailers in the consumer discretionary sector.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The largest individual detractors from returns over the reporting period included Philip Morris International, Altria Group, Comcast, Chubb, and Novo Nordisk.

The fund produced better results in other areas. Most notably, the fund benefited from a limited and selective presence in the industrials sector, which was pressured by higher tariffs and rising fuel prices. Avoiding the conglomerates and machinery segments was particularly beneficial. An above-market allocation to the information technology sector also was advantageous, and this benefit was amplified by favorable stock selections within the sector. Technology holdings such as Visa, ASML Holding, Automatic Data Processing, and Apple generated double-digit returns for the reporting period. Favorable stock selections among financial companies and lack of exposure to the telecommunication services sector also added value. Holdings making the largest positive contributions to the fund’s return included Microsoft, Apple, Twenty-First Century Fox, Facebook, and Visa.

Industry Leaders Can Weather Macroeconomic Headwinds

Recent market turbulence notwithstanding, we believe that the foundation for a continued market advance remains solid: the U.S. economy and underlying corporate fundamentals remain healthy, and equity valuations have become more attractive. Nevertheless, investors remain nervous and alert to signs of rising inflation, escalating trade tensions, and the stresses of generally tighter financial conditions.

The high-quality industry leaders in the fund’s portfolio have the financial strength and flexibility to help weather volatility surrounding these concerns. Their ability to manage increasing costs based on their scale, strong balance sheets, and management resources positions them to sustain earnings growth as interest rates rise. Furthermore, these businesses are generating record cash flows and enhancing shareholder value through dividend increases and share buybacks. Given the deep financial resources, earnings outlook, and capital deployment acumen of the companies in the fund, we remain confident in its ability to deliver superior, risk-adjusted returns over the longer term.

July 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.48	$3.39	$2.94
Ending value (after expenses)	$1,009.60	$1,010.80	$1,011.20

COMPARING YOUR FUND’S EXPENSES$
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.51	$3.41	$2.96
Ending value (after expenses)	$1,020.33	$1,021.42	$1,021.87

† Expenses are equal to the fund’s annualized expense ratio of .90% for Investor shares, .68% for Class I and .59% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Banks - 4.4%
JPMorgan Chase & Co.	546,265		56,920,813
Wells Fargo & Co.	384,835		21,335,252
			78,256,065
Capital Goods - 1.7%
United Technologies	242,315		30,296,644
Commercial & Professional Services - .7%
Verisk Analytics	115,000	[a]	12,378,600
Consumer Durables & Apparel - 3.5%
Hermes International	15,300		9,358,924
LVMH Moet Hennessy Louis Vuitton	76,000		25,312,328
NIKE, Cl. B	349,450		27,844,176
			62,515,428
Consumer Services - 1.5%
McDonald's	170,680		26,743,849
Diversified Financials - 8.9%
American Express	293,875		28,799,750
BlackRock	93,080		46,450,643
Intercontinental Exchange	305,920		22,500,416
S&P Global	160,720		32,769,201
State Street	308,380		28,707,094
			159,227,104
Energy - 6.6%
Chevron	370,345		46,822,718
ConocoPhillips	317,160		22,080,679
Exxon Mobil	605,748		50,113,532
			119,016,929
Food, Beverage & Tobacco - 14.2%
Altria Group	741,620		42,116,600
Anheuser-Busch InBev, ADR	191,100	[b]	19,255,236
Coca-Cola	1,033,500		45,329,310
Constellation Brands, Cl. A	58,900		12,891,443
Nestle, ADR	401,490		31,087,371
PepsiCo	267,625		29,136,334
Philip Morris International	926,000		74,765,240
			254,581,534
Health Care Equipment & Services - 3.0%
Abbott Laboratories	475,300		28,988,547
UnitedHealth Group	103,450		25,380,423
			54,368,970
Household & Personal Products - 2.7%
Estee Lauder, Cl. A	342,195		48,827,805

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Insurance - 4.5%
Berkshire Hathaway, Cl. A	120	[a]	33,844,801
Chubb	365,860		46,471,537
			80,316,338
Materials - 1.8%
Air Products & Chemicals	123,365		19,211,631
Praxair	83,770		13,248,226
			32,459,857
Media - 5.8%
Comcast, Cl. A	1,244,640		40,836,638
Twenty-First Century Fox, Cl. A	738,383		36,690,251
Walt Disney	255,290		26,756,945
			104,283,834
Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
AbbVie	410,785		38,059,230
Johnson & Johnson	138,340		16,786,176
Novo Nordisk, ADR	611,030		28,180,704
Roche Holding, ADR	823,775		22,760,903
			105,787,013
Retailing - 1.3%
Amazon.com	13,260	[a]	22,539,348
Semiconductors & Semiconductor Equipment - 5.4%
ASML Holding	155,110	[b]	30,707,127
Infineon Technologies, ADR	231,730		5,925,336
Texas Instruments	546,030		60,199,808
			96,832,271
Software & Services - 19.2%
Alphabet, Cl. C	63,957	[a]	71,353,627
Automatic Data Processing	76,290		10,233,541
Facebook, Cl. A	538,205	[a]	104,583,996
Microsoft	1,049,165		103,458,161
Visa, Cl. A	418,920		55,485,954
			345,115,279
Technology Hardware & Equipment - 5.9%
Apple	572,900		106,049,519
Transportation - 2.1%
Canadian Pacific Railway	153,215	[b]	28,041,409
Union Pacific	74,850		10,604,748
			38,646,157
Total Common Stocks (cost $708,225,538)			1,778,242,544

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Other Investment - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,561,972)	1.83	15,561,972	[c]	15,561,972

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $12,593,673)	1.85	12,593,673	[c]	12,593,673
Total Investments (cost $736,381,183)		100.6%		1,806,398,189
Liabilities, Less Cash and Receivables		(.6%)		(11,520,391)
Net Assets		100.0%		1,794,877,798

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At June 30, 2018, the value of the fund’s securities on loan was $31,589,667 and the value of the collateral held by the fund was $31,665,648, consisting of cash collateral of $12,593,673 and U.S. Government & Agency securities valued at $19,071,975.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	19.2
Food, Beverage & Tobacco	14.2
Diversified Financials	8.9
Energy	6.6
Technology Hardware & Equipment	5.9
Pharmaceuticals, Biotechnology & Life Sciences	5.9
Media	5.8
Semiconductors & Semiconductor Equipment	5.4
Insurance	4.5
Banks	4.4
Consumer Durables & Apparel	3.5
Health Care Equipment & Services	3.0
Household & Personal Products	2.7
Transportation	2.1
Materials	1.8
Capital Goods	1.7
Money Market Investments	1.5
Consumer Services	1.5
Retailing	1.3
Commercial & Professional Services	.7
100.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 12/31/17($)	Purchases($)	Sales ($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	88,875	189,586,913	177,082,115	12,593,673.7		–
Dreyfus Institutional Preferred Government Plus Money Market Fund	17,743,156	181,193,423	183,374,607	15,561,972.8		152,108
Total	17,832,031	370,780,336	360,456,722	28,155,645	1.5	152,108

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,589,667)—Note 1(c):
Unaffiliated issuers	708,225,538	1,778,242,544
Affiliated issuers	28,155,645	28,155,645
Dividends and securities lending income receivable		3,938,187
Receivable for investment securities sold		1,515,257
Receivable for shares of Common Stock subscribed		33,408
Prepaid expenses		51,402
		1,811,936,443
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		941,064
Due to Fayez Sarofim & Co.		335,991
Cash overdraft due to Custodian		1,244,395
Liability for securities on loan—Note 1(c)		12,593,673
Payable for shares of Common Stock redeemed		1,714,595
Directors fees and expenses payable		13,763
Accrued expenses		215,164
		17,058,645
Net Assets ($)		1,794,877,798
Composition of Net Assets ($):
Paid-in capital		572,672,149
Accumulated undistributed investment income—net		1,733,406
Accumulated net realized gain (loss) on investments		150,456,971
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		1,070,015,272
Net Assets ($)		1,794,877,798

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	1,522,422,519	156,039,197	116,416,082
Shares Outstanding	42,840,537	4,412,878	3,285,949
Net Asset Value Per Share ($)	35.54	35.36	35.43

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $753,188 foreign taxes withheld at source):
Unaffiliated issuers	20,671,035
Affiliated issuers	152,108
Income from securities lending—Note 1(c)	23,246
Total Income	20,846,389
Expenses:
Investment advisory fee—Note 3(a)	3,198,989
Shareholder servicing costs—Note 3(b)	2,618,102
Sub-investment advisory fee—Note 3(a)	2,092,572
Directors’ fees and expenses—Note 3(c)	72,989
Professional fees	54,939
Prospectus and shareholders’ reports	51,253
Custodian fees—Note 3(b)	45,756
Registration fees	37,328
Loan commitment fees—Note 2	22,244
Miscellaneous	28,859
Total Expenses	8,223,031
Less—reduction in fees due to earnings credits—Note 3(b)	(15,216)
Net Expenses	8,207,815
Investment Income—Net	12,638,574
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	150,490,762
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(142,885,906)
Net Realized and Unrealized Gain (Loss) on Investments	7,604,856
Net Increase in Net Assets Resulting from Operations	20,243,430

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	12,638,574	23,432,528
Net realized gain (loss) on investments	150,490,762	236,927,966
Net unrealized appreciation (depreciation) on investments	(142,885,906)	199,637,125
Net Increase (Decrease) in Net Assets Resulting from Operations	20,243,430	459,997,619
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	(9,838,644)	(20,915,266)
Class I	(1,217,610)	(1,266,373)
Class Y	(1,246,017)	(2,264,472)
Net realized gain on investments:
Investor Shares	(27,672,238)	(246,156,402)
Class I	(2,969,358)	(16,620,069)
Class Y	(3,477,812)	(19,783,774)
Total Distributions	(46,421,679)	(307,006,356)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	26,744,206	105,735,189
Class I	13,925,358	162,960,805
Class Y	40,211,396	131,736,041
Distributions reinvested:
Investor Shares	35,428,236	247,181,596
Class I	2,436,529	10,949,311
Class Y	4,717,887	22,042,376
Cost of shares redeemed:
Investor Shares	(153,135,957)	(687,036,822)
Class I	(30,380,611)	(22,845,315)
Class Y	(114,938,374)	(29,386,829)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(174,991,330)	(58,663,648)
Total Increase (Decrease) in Net Assets	(201,169,579)	94,327,615
Net Assets ($):
Beginning of Period	1,996,047,377	1,901,719,762
End of Period	1,794,877,798	1,996,047,377
Undistributed investment income—net	1,733,406	1,397,103

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	742,517	2,986,171
Shares issued for distributions reinvested	1,019,724	7,068,205
Shares redeemed	(4,248,148)	(19,057,181)
Net Increase (Decrease) in Shares Outstanding	(2,485,907)	(9,002,805)
Class Ia
Shares sold	388,157	4,358,017
Shares issued for distributions reinvested	70,448	308,645
Shares redeemed	(851,248)	(626,179)
Net Increase (Decrease) in Shares Outstanding	(392,643)	4,040,483
Class Ya
Shares sold	1,123,856	3,654,415
Shares issued for distributions reinvested	136,334	621,978
Shares redeemed	(3,226,142)	(815,515)
Net Increase (Decrease) in Shares Outstanding	(1,965,952)	3,460,878

[a] During the period ended June 30, 2018, 4,003 Investor shares representing $145,178 were exchanged for 4,020 Class I shares and 33,713 Investor shares representing $1,150,608 were exchanged for 33,812 Class Y shares and during the period ended December 31, 2017, 141 Investor shares representing $4,908 were exchanged for 141 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	June 30, 2018	Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	36.07	33.43	39.96	53.91	52.43	43.93
Investment Operations:
Investment income—net[a]	.23	.42	.56	.80	.90	.84
Net realized and unrealized gain (loss) on investments	.10	8.06	2.18	(2.00)	3.43	8.50
Total from Investment Operations	.33	8.48	2.74	(1.20)	4.33	9.34
Distributions:
Dividends from investment income—net	(.23)	(.43)	(.57)	(.88)	(.90)	(.84)
Dividends from net realized gain on investments	(.63)	(5.41)	(8.70)	(11.87)	(1.95)	-
Total Distributions	(.86)	(5.84)	(9.27)	(12.75)	(2.85)	(.84)
Net asset value, end of period	35.54	36.07	33.43	39.96	53.91	52.43
Total Return (%)	.96[b]	26.65	7.23	(2.51)	8.27	21.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.91	.94	.92	.93	.94
Ratio of net expenses to average net assets	.90[c]	.91	.94	.92	.93	.94
Ratio of net investment income to average net assets	1.26[c]	1.18	1.48	1.55	1.66	1.74
Portfolio Turnover Rate	2.68[b]	3.52	6.43	5.69	6.60	6.33
Net Assets, end of period ($ x 1,000)	1,522,423	1,634,721	1,816,298	2,579,331	5,545,714	5,952,393

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class I Shares	June 30, 2018	Year Ended December 31,
	(Unaudited)	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	35.89	33.39	38.54
Investment Operations:
Investment income—net[b]	.27	.52	.18
Net realized and unrealized gain (loss) on investments	.10	8.02	.30
Total from Investment Operations	.37	8.54	.48
Distributions:
Dividends from investment income—net	(.27)	(.63)	(.30)
Dividends from net realized gain on investments	(.63)	(5.41)	(5.33)
Total Distributions	(.90)	(6.04)	(5.63)
Net asset value, end of period	35.36	35.89	33.39
Total Return (%)	1.08[c]	26.91	1.23[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[d]	.74	.67[d]
Ratio of net expenses to average net assets	.68[d]	.73	.67[d]
Ratio of net investment income to average net assets	1.49[d]	1.47	1.91[d]
Portfolio Turnover Rate	2.68[c]	3.52	6.43
Net Assets, end of period ($ x 1,000)	156,039	172,475	25,547

a From August 31, 2016 (commencement of initial offering) to December 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class Y Shares	June 30, 2018	Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	35.96	33.43	39.96	53.92	52.43	46.90
Investment Operations:
Investment income—net[b]	.29	.52	.66	.97	1.06	.47
Net realized and unrealized gain (loss) on investments	.09	8.07	2.21	(2.01)	3.47	5.55
Total from Investment Operations	.38	8.59	2.87	(1.04)	4.53	6.02
Distributions:
Dividends from investment income—net	(.28)	(.65)	(.70)	(1.05)	(1.09)	(.49)
Dividends from net realized gain on investments	(.63)	(5.41)	(8.70)	(11.87)	(1.95)	-
Total Distributions	(.91)	(6.06)	(9.40)	(12.92)	(3.04)	(.49)
Net asset value, end of period	35.43	35.96	33.43	39.96	53.92	52.43
Total Return (%)	1.12[c]	27.03	7.63	(2.22)	8.68	12.86[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[d]	.62	.65	.57	.59	.65[d]
Ratio of net expenses to average net assets	.59[d]	.61	.65	.57	.59	.65[d]
Ratio of net investment income to average net assets	1.57[d]	1.45	1.95	1.89	1.75	1.90[d]
Portfolio Turnover Rate	2.68[c]	3.52	6.43	5.69	6.60	6.33
Net Assets, end of period ($ x 1,000)	116,416	188,851	59,875	8,703	10,651	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (300 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I and Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,577,613,206	-	-	1,577,613,206

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Equity Securities - Foreign Common Stocks†	200,629,338	-	-	200,629,338
Registered Investment Companies	28,155,645	-	-	28,155,645

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, $30,514,902 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2018, The Bank of New York Mellon earned $4,674 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $25,747,920 and long-term capital gains $281,258,436. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2018, the fund was charged $1,962,931 pursuant to the Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $167,398 for transfer agency services and $14,983 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $14,983.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $45,756 pursuant to the custody agreement. These fees were partially offset by earnings credits of $233.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $513,642, Shareholder Services Plan fees $317,815, custodian fees $23,847, Chief Compliance Officer fees $6,320 and transfer agency fees $79,440.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2018, amounted to $51,043,054 and $256,956,310, respectively.

At June 30, 2018, accumulated net unrealized appreciation on investments was $1,070,017,006, consisting of $1,072,244,447 gross unrealized appreciation and $2,227,441 gross unrealized depreciation.

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus Appreciation Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DGAGX Class I: DGIGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0141SA0618

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 22, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)